SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  February 29, 2008

COMMSCOPE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12929 (Commission File Number)	36-4135495 (I.R.S. Employer Identification Number)
1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602 (Address of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                         (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)  Dismissal of independent registered public accounting firm.

The Audit Committee of the Board of Directors (“Audit Committee”) of CommScope, Inc. (“CommScope”) has completed a process it undertook to consider the selection of CommScope’s independent registered public accounting firm for the year ending December 31, 2008. This process included consideration of Ernst & Young LLP (“E&Y”), which was the long-standing independent registered public accounting firm for Andrew Corporation (which CommScope acquired on December 27, 2007), and Deloitte & Touche LLP (“D&T”), which is the firm that the Audit Committee engaged to act as CommScope’s independent registered public accounting firm for the years ended December 31, 2007 and 2006, and has been CommScope’s long-standing independent registered accounting firm.  On February 29, 2008, upon completion of the selection process, the Audit Committee dismissed D&T as CommScope’s independent registered public accounting firm and appointed E&Y as CommScope’s independent registered public accounting firm for the year ending December 31, 2008.

D&T’s reports on CommScope’s consolidated financial statements as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2007 and 2006, and through February 29, 2008, there were no (a) disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D&T’s satisfaction, would have caused D&T to make reference to the subject matter thereof in connection with its reports for such years, or (b) “reportable events”, as defined under Item 304(a)(1)(v) of Regulation S-K.

We provided D&T with a copy of this disclosure and requested that D&T furnish the Securities and Exchange Commission with a letter indicating it agrees with such disclosure. A copy of D&T’s letter to the Securities and Exchange Commission dated March 3, 2008 is attached herewith as Exhibit 16.

(b)  Engagement of new independent registered public accounting firm.

As discussed above, on February 29, 2008, the Audit Committee appointed E&Y as CommScope’s independent registered public accounting firm for the year ending December 31, 2008.

During the years ended December 31, 2007 and 2006, and through February 29, 2008, neither CommScope nor anyone acting on its behalf consulted with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibit	Description

	16	Letter dated March 3, 2008 from Deloitte & Touche LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 3, 2008

COMMSCOPE, INC.

By:	/s/ Jearld L. Leonhardt
Name: Jearld L. Leonhardt
Title: Executive Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit	Description
16	Letter dated March 3, 2008 from Deloitte & Touche LLP to the Securities and Exchange Commission